CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AS INDICATED BY [REDACTED] AND SEPARATELY FILED WITH THE COMMISSION.

North American Fleet, Lease & Remarketing Operations	16800 Executive Plaza Dr. Regent Court Bldg., 6N-1A Dearborn, MI 48126

August 09, 2016

To: Mike Schmidt, Senior Vice President – Fleet Services
Avis Budget Car Rental, LLC

Subject: Avis Budget Car Rental 2017 Model Year Program Letter

This Avis Budget Car Rental, LLC 2017 Model Year Program Letter (the "Program Letter") will confirm the agreement reached between Avis Budget Car Rental, LLC ("ABCR"), its affiliates and all entities it controls and Ford Motor Company ("Ford"), (the "Parties"), regarding purchases by ABCR of Ford vehicles, which include any new and unused passenger cars, vans or trucks bearing the marks "Ford" or "Lincoln" as from time to time are offered for sale by Ford in the United States to Ford Dealers ("Ford Vehicles") for the 2017 Program Year. "Program Year" ("PY") is defined and outlined on Attachment IX “Volume Adjustments” and runs through June 30, 2017 or the date listed as “End Date”. The 2017 PY is comprised of 2017 and possibly 2018 model year vehicles and includes all Ford Vehicles purchased by ABCR during the dates specified on Attachment IX “Volume Adjustments” unless both parties mutually agree to conclude the PY sooner. Exceptions to the PY are summarized in Attachment IX "Volume Adjustments" attached hereto and incorporated herein. The Parties agree that each month during the PY, ABCR shall prepare and submit to Ford during the 3rd week of the month, an updated requested production plan by week and by month, outlining production for the entire PY - the most current plan through the 2016 CY is outlined on Attachment X “Production Plan” attached hereto and incorporated herein. The Parties understand the Production Plan does not constitute a timing guarantee; however, both Parties will make reasonable efforts to fulfill the Production Plan.

Other than those items specifically identified in this Program Letter, all terms and conditions announced in related communications from Ford to ABCR, Ford's 2017 Model Daily Rental Repurchase Program and Ford's 2017 Model Daily Rental Long Term Risk Program, dated June 2, 2016 (the "Program Communications") control. Terms used in this letter that are defined in such Program Communications shall have the meaning set forth in the Program Communications unless a contrary definition is provided in this Program Letter in which case the definition in this Program Letter shall prevail. “Ford Dealer” is defined as an independent entity in the United States authorized by Ford to sell new Ford Vehicles under one or more dealer sales and service agreements.

The Parties hereto acknowledge and agree that this Program Letter, and the Program Communications relating to the acquisition by ABCR or its affiliates from Ford, and the repurchase by Ford, of Ford Vehicles, shall constitute a single contract among the Parties for all purposes, including in the event of a bankruptcy filing by any of the Parties.

This Program Letter and all of the enhancements apply to the 2017 Program Year as defined herein. The terms and conditions contained in this Program letter are offered to meet competitive offers and promote the selection of Ford and Lincoln products. This Program Letter contains the entire agreement between Ford and ABCR with respect to the subject matter hereof and supersedes any prior agreements and understanding, written or oral. This Program Letter may only be changed by writing signed and delivered by the duly authorized representatives of ABCR and Ford.

Like Kind Exchange Notification
Ford is hereby notified that (ABCR) and its subsidiaries, AESOP Leasing L.P. (“AESOP Leasing”), Avis Rent A Car System, LLC (“Avis”) and Budget Rent A Car System, Inc. (“Budget”), have engaged AESOP Exchange Corporation as a qualified intermediary (“QI”) for the purpose of facilitating a like kind exchange program under Section 1031 of the Internal Revenue Code of 1986, as amended. As such, ABCR, AESOP Leasing, Avis and Budget have assigned to AESOP Exchange Corporation, acting in its capacity as QI, all of their rights, but not their obligations, in any existing manufacturer purchase agreements they may have with Ford for the purchase of replacement Vehicles and/or the repurchase of relinquished Vehicles. This notification will apply to all future purchases of replacement Vehicles and/or the repurchases of relinquished Vehicles unless specifically excluded in writing.

Purchase Volume
During the 2017 Program Year, ABCR agrees to purchase for use in or in support of operations at ABCR locations a Minimum Annual Volume of [REDACTED] Ford Vehicles from the Ford Dealers of their choice in the United States ("Minimum Annual Volume") in the mix outlined on Attachment I “Program Volume” attached hereto and incorporated herein. ABCR agrees to order for production [REDACTED] of the [REDACTED] Ford Vehicles for production prior to December 12, 2016. In recognition of this volume commitment, Ford agrees to provide ABCR with enhancements to the announced risk, repurchase and GAV programs as set forth herein.

In consideration of the obligations undertaken by ABCR, Ford shall cooperate with Ford Dealers with whom ABCR negotiates the purchase of Ford Vehicles (consistent with the sales and service agreements between Ford and Ford Dealers) to make reasonable allocations of Ford Vehicles available for resale to ABCR. ABCR understands and agrees that production loss attributable to (a) shortage or curtailment of material, labor, transportation, or utility service; (b) any labor or production difficulty; (c) any governmental action; and/or (d) any cause beyond the reasonable control of Ford may affect vehicle volumes and may result in lower volume deliveries and/or delays in deliveries. In any such event(s), Ford shall notify ABCR in a timely fashion and, if applicable, shall provide ABCR with an estimate as to the times(s) of any delays in such deliveries.

Ford will use commercially reasonable efforts to achieve the mix outlined in Attachment Attachment I “Program Volume” attached hereto and incorporated herein, and ABCR recognizes that the mix could change and that any such changes to the mix shall be changes determined necessary by Ford to accommodate changes to the Ford Vehicle production plans. ABCR acknowledges and agrees that it is possible that future demand for Ford Vehicles for retail sales in the United States could be at levels that may limit the allocation of such Vehicles available to fleet buyers such as ABCR. In the event Ford is unable to deliver the Minimum Annual Volume and to the extent such shortfall/delay is not due to causes beyond Ford's reasonable control as set forth above, Ford agrees to work with ABCR to find a commercially reasonable solution.

Risk Program
ABCR agrees that of the [REDACTED] Ford Vehicles it purchases during the 2017 Acquisition Year, a mix of approximately [REDACTED] shall be purchased as Ford Risk Vehicles, vehicle mix and incentives are outlined on Attachment I “Program Volume” and on Attachment II & III "Risk Incentives” attached hereto and incorporated herein.

All Risk Vehicles must be ordered with Fleet Identification Number ("FIN") and option code 56K. Risk Vehicle incentive payments will be made monthly through the automated competitive allowance payment system. All Risk Vehicles [REDACTED] with the exception of any equipment changes or reconfigurations that affect the price.

The 2017 MY vehicles ordered prior to July 1, 2016 will be paid through the 2016 PY automated competitive allowance payment system (this system uses a June 30 cutoff date for vehicles designated as early introduction vehicles). These Vehicles ordered prior to July 1, 2016 that are part of the 17 PY, are set forth on Attachment IX"Volume Adjustments" attached hereto and incorporated herein.

Guaranteed Auction Value ("GAV") Program Description and Detail
ABCR agrees that of the [REDACTED] Ford Vehicles it purchases during the 2017 Program Year, approximately [REDACTED] shall be subject to the Ford GAV Program, as outlined on Attachment I “Program Volume” attached hereto and incorporated herein.

As part of the ABCR GAV Program, Ford agrees to enhance the 2017 Model Repurchase Program with the following items described below. The ABCR Guaranteed Auction Value Program details are outlined on Attachment IV "GAV Program Detail” and Attachment V "GAV Depreciation Rates" attached hereto and incorporated herein.

As detailed in the 2017 Model Daily Rental Repurchase Program (page 3), the Ford Mustang continues to be the only Ford Vehicle that has a surcharge applied to the monthly depreciation rate based on the month of vehicle acceptance. Once vehicles are delivered, order code 56Z is not transferable to other programs.

As outlined on Attachment V "GAV Depreciation Rates" attached hereto and incorporated herein, [REDACTED]. The [REDACTED] which can be claimed within a tier. If the [REDACTED], the vehicle will be [REDACTED] regardless of days-in-service.

[REDACTED]

Ford and ABCR agree that the terms and conditions of the GAV Program shall be the same as the terms and conditions set forth in the 2017 Model Daily Rental Repurchase Program as amended by this Program Letter, except as follows:

a.    All references to "Repurchase" or "Repurchase Program" shall be deleted and replaced by "Guaranteed Auction Value," "GAV" or "Guaranteed Auction Value Program." The terms "Guaranteed Auction Value" and "GAV" shall have the same meaning and shall be used interchangeably.

b.    The GAV shall be equal to the Repurchase Settlement Amount as defined in the Repurchase Programs and will be paid to ABCR in two separate transactions: (1) the first payment will consist of Net Auction Proceeds and be paid by the Ford Sponsored Auction to ABCR as directed by ABCR; and (2) the second payment will consist of a GAV Supplement Amount ("GAVSA") to be paid by Ford on the Wednesday of the week following the sale of vehicles at the Ford Sponsored Auction. The GAVSA shall be determined by calculating the GAV, deducting net auction proceeds and adding the interest reimbursement amount set forth below.

c.    To reimburse ABCR for [REDACTED] held for sale at Ford Sponsored Auctions more than [REDACTED] from Acceptance Date, [REDACTED] will be included in the GAVSA as follows:

•	[REDACTED] Days [REDACTED]

•	[REDACTED] Days [REDACTED]

•	[REDACTED] Days [REDACTED]

d.	Title to GAV vehicles will remain in the name of ABCR until the auction sale date at which time ABCR will transfer title, or cause title to be transferred, to the purchasing dealer.

e.
On the [REDACTED] day after the Acceptance Date, vehicles not sold at a Ford Sponsored Auction will be repurchased by Ford and Ford will pay ABCR the Repurchase Settlement Amount set forth in the applicable Ford Repurchase Program for such model year. In addition to the Repurchase Settlement Amount, Ford will also [REDACTED] set forth herein.

f.	Notwithstanding anything to the contrary in the Program Communications, as of the date of this Program Letter, Ford shall be under no obligation to repurchase vehicles except as set forth herein.

g.	Except as specifically amended herein, all other terms and conditions in the 2017 Model Daily Rental Repurchase Program remain in effect.

[REDACTED] Agreement
ABCR agrees that so long as it purchases Ford Vehicles that are subject to Ford's GAV Program and/or Ford's Repurchase Program, at Ford's request, ABCR will enter into [REDACTED] Agreement in which [REDACTED]. Each such agreement will provide that the parties will [REDACTED].

[REDACTED]

•	[REDACTED]

•	[REDACTED]

•	[REDACTED] are set forth on Attachment VII [REDACTED] attached hereto and incorporated herein.

•	Any Ford vehicle tendered for sale/repurchase, and rejected for any reason, [REDACTED]

•	Vehicles must be ordered as GAV with order code 56 G or 56 Z.

•	[REDACTED] VINs must be submitted through Ford's fleet website after January 5, 2017.

•	[REDACTED] must be submitted prior to the vehicle exceeding the Maximum-Out-of-Service-Date (MOSD) +180 days.

•	[REDACTED] submitted prior to the 15th of the month will [REDACTED] at the end of the month; [REDACTED] submitted after the 15th of the month will [REDACTED] at the end of the next month.

•	[REDACTED] that are made in error can be reversed but will be charged [REDACTED] per annum interest from the claim date to the repayment date.

Post Acceptance Chargeback

•	If Ford accepts a returned Ford vehicle, the vehicle will not be subject to future chargeback for undetected issues except for oil sludge and title issues.

[REDACTED]
ABCR and Ford agree that the Minimum Volume represents a significant percentage of the ABCR vehicle rental fleet and that if [REDACTED]

Confidentiality
This Program Agreement, or any part of the contents hereof, and all records, statements and matters relating hereto including information obtained or provided, including information related to Ford’s vehicle cycle plans, future products and related activities, shall be treated as confidential and each of the parties shall take or cause to be taken the same degree of care in preventing disclosure of the Confidential Material as it does with its own confidential trade or business information, including ensuring that any employees, vendors or suppliers that obtain or have access to such Confidential Material also maintain the same level of confidentiality. Further, except as may otherwise be required by law or by subpoena or civil investigative demand, neither party shall provide the Confidential Material, or any part thereof, to any other person or legal entity, including vendors and suppliers, without the prior written consent of the other, which consent shall not be withheld unreasonably. In disclosing the Confidential Material to any person or legal entity, the disclosing party will impose on the receiving party the same degree of confidentially and care that the parties have undertaken in the first sentence of this Section or, in the case of Confidential Material supplied to any person or governmental agency pursuant to subpoena or civil investigative demand, requirement of the Securities and Exchange Commission or similar request, the disclosing party will seek an appropriate protective order or confidential treatment, and will use its best efforts to assure that the receiving party or entity returns all copies of all the Confidential Material that shall have been furnished to it, promptly after the receiving party or entity shall have completed its required analysis or review of such Confidential Material.

Illegality of Agreement
If any provision of this Program Agreement is rendered invalid, illegal or unenforceable by enactment of a statute or a final decision by a court or governmental agency of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired.

Michigan Law
This Program Agreement shall in all respects be governed by and be construed in accordance with the laws of the State of Michigan without giving effect to the principles of conflicts of laws thereof. Any litigation regarding this Program Agreement shall be brought only in the United States District Court in Detroit, Michigan. The parties irrevocably and unconditionally waive any objection to the laying of venue of any such litigation in that Court, and agree not to plead or claim that such litigation has been brought in an inconvenient forum. Neither party shall be liable for any special, incidental, consequential or punitive damages caused by or arising out of any performance or non-performance of this Agreement.

Failure to Perform due to Strike, etc Excused
Other than as to payment obligations, if the failure of either party to fulfill its obligations within the time periods set forth in this Agreement, arise because of circumstances such as acts of God, acts of government, floods, fires, explosions, accidents, strikes or other labor disturbances, wars, civil insurrection, sabotage, nuclear or environmental disaster or other similar circumstances wholly outside the control of the defaulting Party (collectively, “Force Majeure Event”), then such failure shall be excused hereunder for the duration of such Force Majeure Event. In the event a Force Majeure Event continues for more than thirty calendar days, or a mutually-recognized significant reduction in air travel occurs, the parties will commence negotiations in an effort to agree on modifications to this Program Agreement permitting both parties to continue without substantial penalty.

Counterparts
This Program Agreement may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

Waivers and Extensions
The parties to this Program Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision will be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision. No waiver or extension of time for performance of any obligations or acts will be deemed a waiver or extension of the time for performance of any other obligations or acts.

Recap of 2017 PY Attachments
Attachment I         Program Volume
Attachment II        Risk Program 2017 MY
Attachment III        Risk Program 2018 MY
Attachment IV        GAV Program Detail
Attachment V        GAV Depreciation Rates
Attachment VI        GAV Specification Requirements
Attachment VII        [REDACTED]
Attachment VIII        Program Reconciliation
Attachment IX        Volume Adjustments
Attachment X        Production Plan

Notices
Any notice, consent, approval or other communication required or permitted hereunder shall be in writing, shall be transmitted given by registered or certified United States Mail or by express mail courier service, and shall be deemed given when deposited in the mail, postage prepaid and addressed as follows:

Ford Motor Company, Regent Court Building
16800 Executive Plaza Drive
Dearborn, MI 48126
Attention: Rental Manager, Rental, Lease and Remarketing Operations

Please concur by signing below signifying ABCR's acceptance of the 2017 Program Letter. By executing this Annual Program Letter ABCR certifies that Ford's Fleet Program [REDACTED].

Sincerely,
/s/ Susan Kizoff
Susan Kizoff, Rental Manager

Ford Motor Company:
/s/ Mark LaNeve
Mark LaNeve, VP Marketing Sales and Service	Date

Agreed:

Avis Budget Car Rental, LLC
/s/ Mike Schmidt	8/26/16
Mike Schmidt, Senior Vice-President – Fleet Services	Date

     Attachment I

Ford Motor Company / Avis Budget Car Rental
2017 PROGRAM YEAR
PROGRAM VOLUME

	PROGRAM	RISK	TOTAL VOLUME by MY

Memo:
	Ford	Ford	Ford	Cum Dec.
	GAV	RISK	Total	Delivery

Fiesta
Focus
Fusion Gas
Fusion Hybrid
Mustang Coupe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Conv
Taurus
Edge
Flex
Escape
Explorer
Fseries (F150-F250)
Transit Wagon
MKZ
Continental
MKX
MKT TownCar
Navigator

Total
Current Mix/Remaining volume

Attachment II

Ford Motor Company / Avis Budget Car Rental

2017 Program Year / 2017 MY Vehicles

Risk Program a/

Incentive Components
	Total	Series	Option	Equipment	Total	Off	FIMPS
17 Model Year Vehicles & Minimum Specs	Volume	Code	Code	Group	Incentive	Invoice	Payment

FORD CAR & TRUCK

200A
200A
[REDACTED]				250A	[REDACTED]
250A

			997	200A
			999	300A
13B

			99U	600A

Attachment II

	99U	602A

200A
400A

200A
400A

301A
[REDACTED]
		300A	[REDACTED]
300A
51T

300A
300A

	999	200A
	999	200A
	999	300A
	999	300A
43M

	998	300A
	998	300A
400A

Attachment II

439

202A
[REDACTED]

59N
[REDACTED]
302A
302A
50N
53A

302A
	765	302A

LINCOLN

300A

100A

[REDACTED]		102A

200A

43M

a/ Risk Vehicles ordered with 56K will be [REDACTED]

Attachment III

Ford Motor Company / Avis Budget Car Rental

2017 Program Year / 2018 MY Vehicles a/

Risk Program

	Planned				Incentive Components
	Total	Series	Option	Equipment	Total	Off	FIMPS
18 Model Year Vehicles & Minimum Specs	Volume	Code	Code	Group	Incentive	Invoice	Payment

FORD CAR & TRUCK

a/ Reserved for 18MY vehicles within the 17 Program

Attachment IV

Ford Motor Company / Avis Budget Car Rental 2017 Program Year
GAV PROGRAM DETAIL

DAYS-IN-SERVICE PROGRAM DETAILS
	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

In-Service & Ordering Requirements

Months-In-Service

Days in Service
[REDACTED]
GAV Order Code

[REDACTED]	a/

Volume, Depreciation and Vehicle Lines

Depreciation Rates		See GAV Rates Att V

Depreciation Return Surcharge	b/	Mustang Only	Mustang Only	Mustang Only		N/A

4th Quarter Production (Cum-Dec)	c/	[REDACTED]

Return Restrictions

No Acceptance Dates		Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Thursday & Friday, and 12-23-16 thru 1-02-17

Max OSD 180 Day Extension		N/A	N/A	$15/day + deprec.

Mileage

Attachment IV

Transit Wagon / Flex

[REDACTED]	d/
[REDACTED]
All Other Vehicles

Excess Mileage Penalty

[REDACTED]

Eligibility		Eligible (not to exceed 10% by vehicle line)

[REDACTED]		[REDACTED]

Maximum Claim Date		Maximum-Out-of-Service-Date (MOSD) + 180 days

Turn In Standards

Deductible		$500

Express Sign-Off		$100

All other Standards and Procedures		As published in the 2017 Program Year Daily Rental Repurchase Program Announcement
- - - - -
a/		[REDACTED]: Defined on Att V; All vehicle lines have a defined [REDACTED] is exceeded vehicle will be charged minimum days [REDACTED]- which may exceed Actual Days In Service.

b/		Mustang return surcharge applies as outlined in 2017 Model Daily Rental Repurchase Program (page 3)

c/		4th quarter production must be prioritized for production no later than December 10, 2016

d/		[REDACTED]

Attachment V

Ford Motor Company / Avis Budget Car Rental

2017 Program Year

GAV DEPRECIATION RATES

2017 GAV RATES [REDACTED] a/ b/

Mthly Depreciation Rates

Months In Service MIS
Days In Service DIS

[REDACTED] by vehicle line DNE	c/
Fiesta
Focus

[REDACTED] by vehicle line DNE	c/	[REDACTED]
Fusion
Fusion Hybrid
Mustang Fastback

Mustang Convertible
Taurus
Escape

Attachment V

[REDACTED] by vehicle line DNE	c/
Edge		[REDACTED]
Flex
Explorer
Expedition
Transit Wagon
Navigator
MKX
Continental

[REDACTED] by vehicle line DNE	c/
MKT Town Car

[REDACTED] by vehicle line DNE	c/
F150 Super Crew

- - - - -

a/	2017 MY vehicles. 2018 MY vehicles are not included and will be addressed if required

b/	GAV vehicles are price protected to the level in effect at the date of order receipt

c/
[REDACTED] Calculation is determined by total repurchase by vehicle line by MY. [REDACTED] has been exhausted vehicles returned will charge [REDACTED] and chargeable days will be determined by Minimum-Months-In-Service or Actual-days whichever is greater. [REDACTED] is not fully utilized that available % will "roll over" to [REDACTED].

    Attachment VI

AVIS BUDGET 2017 FORD DAILY RENTAL REPURCHASE PROGRAM

• Percentages listed are the minimum mandatory monthly (not yearly) requirement for each option or package for each vehicle line.
• No equipment deletions are allowed from the minimum package/array; option equipment listed is required.
• Upgrades in vehicle series and/or optional equipment are acceptable.
• Certain interior/exterior color combinations will not be available for ordering.

Ford Vehicles

2017MY Fiesta	2017MY Focus
Requires 50% Titanium	Requires 50% mix of 5-Door Titanium series.
SE Appearance 4-Door Sedan (P4B/201A) – 25%
• Automatic Transmission (44A)	Sedan Titanium (P3J/300A) - 50%
• SE Appearance Package (201A)	• Voice-Activated Touchscreen Navigation (58K)

SE Appearance 5-Door Hatch (P4E/201A) – 25%
• Automatic Transmission (44A)	5-Door Titanium (P3N/300A) - 50%
• SE Appearance Package (201A)	• Voice-Activated Touchscreen Navigation (58K)

Titanium 4-Door Sedan (P4C/300A) – 25%
• Automatic Transmission (44A)
• Moonroof (13R)
• Voice-Activated Touchscreen Navigation (58V)

Titanium 5-Door Hatch (P4F/300A) – 25%
• Automatic Transmission (44A)
• Moonroof (13R)
• Voice-Activated Touchscreen Navigation (58V)

17MY Fusion	17MY Fusion Hybrid
Requires minimum 60% mix of Titanium series.
SE FWD 1.5L EcoBoost (P0H/202A) – 50%	SE Hybrid (P0L/600A) – 40%
• 1.5L EcoBoost Engine w/6-Speed Automatic Transmission	• SE Technology Package (14L)
with SelectShift (99D/44W)
• Equipment Group 202A – SE Luxury Package	Titanium Hybrid (P0R/700A) – 60%
• Moonroof w/ Universal Garage Door Opener (13B) – 50%
Titanium FWD (P0K/300A) – 50%
• 2.0L EcoBoost Engine w/Automatic Transmission (999/44W)
• Moonroof with Universal Garage Door Opener (13B) - 50%

    Attachment VI

17MY Mustang Coupe	17MY Mustang Convertible
Requires minimum 75% mix of Premium series.
EcoBoost Convertible Premium (P8U/200A)
V6 Coupe (P8A/050A)	• 2.3L EcoBoost Engine (99H)
• 3.7L 4V Ti-VCT V6 Engine (99M)	• Automatic Transmission (443)
• Automatic Transmission (443)	• Spare Wheel and Tire (66W)
• Spare Wheel and Tire (66W)	• Voice-Activated Navigation System (91N)

EcoBoost Coupe Premium (P8T/200A) – 75% Minimum
• 2.3L EcoBoost Engine (99H)
• Automatic Transmission (443)
• Spare Wheel and Tire (66W)
• Voice-Activated Navigation System (91N)

17MY Taurus
Limited FWD (P2F/301A) or AWD (P2J/301A)
• 3.5L Ti-VCT V6 (998)
• Navigation (20N)
• Power Moonroof (439) - 50%

17MY Escape	17MY Edge
Requires minimum 50% mix of Titanium series.	Requires minimum 40% mix of Titanium series.
SE 4x2 (U0G/201A) or 4WD (U9G/201A)
Requires Equipment Group 201A	SEL FWD (K3J/201A) or AWD (K4J/201A)
• Equipment Group 201A - Convenience Package	• Equipment Group 201A
• 1.5L EcoBoost Engine (99D)	• 3.5L Ti-VCT V6 Engine (998/44J)

Titanium – 50% Minimum	Titanium FWD (K3K/300A) or AWD (K4K/300A) – 40% Min
• 4x2 (U0J/300A) or 4WD (U9J/300A)	• 2.0L I-4 EcoBoost Engine (standard) (999/446)
» 2.0L EcoBoost Engine (999)	• Technology Package (51T)
» Navigation (582)	• Roof Rack Side Rails (68S) – 50%
» Power Panorama Roof (43M) – 50%	• Panoramic Vista Roof (43P) – 50%

17MY Expedition	17MY Explorer
Expedition EL not to exceed 65% in 16 CY; 17 CY TBD	Requires Equipment Group 202A
Requires Equipment Group 202A.	XLT FWD (K7D/202A) or AWD (K8D/202A)
XLT 4x2 (U1H/202A or K1H/202A) or 4x4 (U1J/202A or K1J/202A)	• Equipment Group 202A
• Equipment Group 202A	• Dual Panel Moonroof (439) – 50%
• Voice-Activated Navigation System (59N)	• Hands-free Liftgate (18P)
• Power Moonroof (43M) - 50%	• Technology Feature Bundle (65T)

    Attachment VI

17MY Flex	17MY F-150
Requires mix of 50% SEL series and 50% Limited series.	Super Crew XLT 4x2 (W1C/302A)
• Equipment Group 302A
SEL FWD (K5C/202A) or AWD (K6C/202A) – 50%	• 3.5L V6 Ti-VCT Engine w/ 6-Speed Auto Trans (998/446)
• Equipment Group 202A	• Bed Liner - Spray-in (96W) 50%
• Roof Rack Side Rails (68B) – 50%	• Bed Liner - Drop in (96P) 50%
• Trailer Tow Package (53A)
• Twin Panel Moonroof (43V) - 25%
Limited FWD (K5D/300A) or AWD (K6D/300A) – 50%
• Roof Rack Side Rails (68B) – 50%	Super Crew XLT 4x4 (W1E/302A)
• Multipanel Vista Roof (43P) – 50%	• Equipment Group 302A
• 3.5L V6 EcoBoost Engine w/ 10-Speed Auto Trans (99G/44G)
• Bed Liner - Spray-in (96W)
• Trailer Tow Package (53A)
• Twin Panel Moonroof (43V) - 25%

17MY Transit Wagon
XLT Wagon (302A)
Any roof height (K1Z, K1Y, X2Z, X2Y, K1C, X2C, X2X, U4X)
• Reverse Sensing System (43R)
• Privacy Tint (All Around) incl. Rear-Window Defogger (92E)
• Running Board required:
• Running Board (68H) - 50%
• Power Running Board (68L) - 50%
• SYNC Package 21 (58X)
• Styled aluminum alloy wheels (64S) (except U4X)
note seating option codes:
• 12 Passenger Seating (no option code required)
• 15 Passenger Seating choose option code 765
• 10 Passenger Seating choose option code 761
Not Available:
• Vinyl Floor (16E)

    Attachment VI

Lincoln Vehicles
17MY MKZ	17MY Navigator / Navigator L
Requires minimum 50% Moonroof
MKZ FWD (L5E/300A)	Navigator 4x2 (J2H/200A) or 4x4 (J2J/200A); Navigator L 4X2
• 2.0L Ti-VCT I4 Engine (44W)	(J3H/200A) or 4X4 (J3J/200A)
• Equipment Group 300A – Reserve Package	• Power Moonroof (43M) – 50%
• Single Panel Moonroof (13B) - 50%

17MY Continental
17MY MKX	Continental Reserve FWD (L9R/300A) or AWD (L9N/300A)
MKX Reserve FWD (J6L/102A) or AWD (J8L/102A)	• Continental Technology Package (63A)
• Twin Panel Moonroof (43W) - 50%
• Equipment Group 102A - Reserve Package
• Technology Package (65T)
• Climate Package (51C)	17MY MKT Town Car
MKT Town Car (J5N/500A)
• 3.7L V6 Engine (99K)
• Tuxedo Black Metallic Paint (UH)
• Charcoal Black Leather Interior (7W)

                Attachment VII

Ford Motor Company / Avis Budget Car Rental

2017 Program Year

[REDACTED]

	[REDACTED]				[REDACTED]
Eligible Vehicles c/	Amount	Model	Series	Group	Amount	Model	Series	Group /Option
[REDACTED]
Fiesta
Focus
Fusion
Fusion Hybrid
Mustang Fastback
Mustang Convertible
Taurus
Edge
Flex
Escape
Explorer
Expedition & EL
F-Series
Transit -- Wagon

LINCOLNS

                Attachment VII

	Continental	[REDACTED]
MKX
MKT Town Car
Navigator & L

a/	Vehicle must be an eligible GAV vehicle for [REDACTED]. If payment is made the vehicle is ineligible for future GAV return.

b/	MOSD for claiming [REDACTED]: MOSD + 180 Days
[REDACTED] of any one vehicle line repurchase volume

c/	[REDACTED] apply to 2017 MY in the 17 PY; 2018 MY vehicles are not included and will be addressed if required

        Attachment VIII

Ford Motor Company / Avis Budget Car Rental

2017 PROGRAM YEAR (ordered prior to 7/1/16)
PROGRAM RECONCILIATION a/

Vehicle Line/ Series c/	Start Date	Vehicle Counts	Incentive Impact y-o-y
b/
		Risk	2016 PY	2017 PY	17 h/(L) 16
Fusion 17 Model Year	[REDACTED]
P0H SE w/ 2.5 Ti-VCT
P0K Titanium w/ 2.0L EcoBoost
Total Fusion

Escape 17 Model Year
U0G Escape SE FWD 2.0L
U9G Escape SE AWD 2.0L
U0J Escape Titanium FWD 2.0L
U9J Escape Titanium AWD 2.0L
Total Escape

and Total

a/ Fusion and Escape require reconciliation as shown above. This Reconciliation addresses 17 MY Risk vehicles that were part of both the 16 PY and 17 PY and ordered prior to July 1, 2016.

b/ Reconciliation payment will be paid through [REDACTED].

c/ Any other 2017 MY vehicle ordered prior to 7/1/2016, other than the vehicle lines noted above, will be paid under the 2016 Program as a 17 PY with the appropriate incentive and requires no reconciliation.

Attachment IX

2017 Program Year
Avis Budget Car Rental / Ford Motor Company
VOLUME ADJUSTMENTS

	A	B					ADJUSTMENTS		C
		Early Orders #'s Prior			16	Full
		07/01/2016			CY	PY		TOTAL	Program
FULL PROGRAM YEAR	Start Date	Program	Risk	Total	Total	Base		VOLUME	End Date

FIESTA
FOCUS		[REDACTED]					[REDACTED]
FUSION
FUSION HYBRID
MUSTANG COUPE
MUSTANG CONV					[REDACTED]	[REDACTED]
TAURUS
EDGE								[REDACTED]	[REDACTED]
FLEX	[REDACTED]
ESCAPE
EXPLORER
EXPEDITION
Fseries (F150-F250)
TRANSIT WAGON
ECONOLINE CUTAWAY
MKZ
CONTINENTAL
MKX
MKT
NAVIGATOR

Grand Total
NOTES:
A/ Start Date for 2017MY Vehicles that are in both the 16PY and 17PY due to "early job one date";
B/ Volume add to the Ford Weekly reports to equal full Program Year orders (ordered prior to 7/1/16)
C/ End Dates to be determined if required

                Attachment X

		Preliminary	June Delivery		July Delivery				August Delivery			Sept Delivery				October Delivery				November Delivery
2016		December	Cum June production						August Production					Sept Production				October Production
Job 1	Veh Line	Delivery	E4	F1	F2	F3	F4	F5	H1	H2	H3	H4	H5	J1	J2	J3	J4	K1	K2	K3	K4
		Target	23-May	30-May	06-Jun	13-Jun	20-Jun	27-Jun	01-Aug	08-Aug	15-Aug	22-Aug	29-Aug	05-Sep	12-Sep	19-Sep	26-Sep	03-Oct	10-Oct	17-Oct	24-Oct

11/28/16	Fiesta	[REDACTED]

11/14/16	Focus

04/10/2016	Fusion Gas

04/10/2016	Fusion Hybrid

6/6/16	MSTG Coupe

6/6/16	MSTG Conv

11/14/16	Taurus

10/24/2016	Edge

11/7/16	Flex

4/6/16	Escape

                Attachment X

November Delivery		December Delivery						Total	Total
November Production				December Production				Program	Cum
L1	L2	L3	L4	L5	M1	M2	M3	Volume	Dec
31-Oct	07-Nov	14-Nov	21-Nov	28-Nov	05-Dec	12-Dec	19-Dec

[REDACTED]

                Attachment X

		Preliminary	June Delivery			July Delivery			August Delivery			Sept Delivery				October Delivery				November Delivery
2016		December	Cum June production						August Production					Sept Production				October Production
Job 1	Veh Line	Delivery	E4	F1	F2	F3	F4	F5	H1	H2	H3	H4	H5	J1	J2	J3	J4	K1	K2	K3	K4
		Target	23-May	30-May	06-Jun	13-Jun	20-Jun	27-Jun	01-Aug	08-Aug	15-Aug	22-Aug	29-Aug	05-Sep	12-Sep	19-Sep	26-Sep	03-Oct	10-Oct	17-Oct	24-Oct

6/20/16	Explorer	[REDACTED]

5/23/16	Expedition
DNE 40% EL
10/24/16	F-Series

8/28/16	Transit 12 Pass
Transit 15 Pass
Transit 10 Pass

4/18/16	MKZ

8/12/16	Continental

10/24/16	MKX

4/6/15	MKC

11/7/16	MKT/TC

5/23/16	Navigator

Total

Monthly Production

                Attachment X

November Delivery		December Delivery						Total	Total
November Production				December Production				Program	Cum
L1	L2	L3	L4	L5	M1	M2	M3	Volume	Dec
31-Oct	07-Nov	14-Nov	21-Nov	28-Nov	05-Dec	12-Dec	19-Dec

[REDACTED]